Slide 1

Investing In Chesapeake

February 11, 2002

Chesapeake

Slide 2

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton, corrugated box and display materials); fluctuations in demand; governmental policies and regulations affecting the environment; interest rates; currency translation movements; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are encouraged to review public disclosure by Chesapeake subsequent to the date of this presentation.

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Slide 3

Investment Highlights

- Leading, value-added specialty packaging products company with a clear focus on the European markets
- Leader in attractive end-user markets: Pharmaceutical & Healthcare, Tobacco, Fine Spirits and Premium Confectionery
  - **Blue chip customer base**
  - **Higher margins due to technical and design demands**
  - **Significant opportunities for growth**
  - **Defensive end-user markets**
- Superior manufacturing and service capabilities
  - **Pan-European presence**
  - **Sophisticated structural / graphic design and varied processing techniques**
  - **Rigorous process control with respected technical capabilities**

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What is Chesapeake?

We are one of Europe's largest specialty packaging companies

We are focused on the pharma and healthcare; international branded and multimedia & technology sectors

We have superior manufacturing and service capabilities throughout Europe

And a veteran management team

Slide 4

Strategic Transformation

Chesapeake

Chesapeake - 1997	Chesapeake - 2001
• Commodity packaging / North American focus • Capital intensive and cyclical businesses • Mini-conglomerate - Kraft Paperboard - Forest Products / Timber - Tissue - Corrugated Packaging	• Specialty packaging / European focus • Marketing intensive and stable businesses • Targeted markets - Highly differentiated - Defensible - Attractive growth profile • Sophisticated production and design facilities • Established relationships with global blue-chip customers

4

Briefly, a little information on the transformation of Chesapeake

In 1997 we were --- Small player in a tough, capital intensive, kraft paper business --- A mid-sized player in C&I Tissue --- And, a much smaller player in corrugated containers and displays

In short, we were capital intensive, cyclical, and, therefore unpredictable

As such, we embarked on a new strategy that focuses on offering specialty packaging in target markets

What do we mean by "specialty" packaging?

Emphasis on creativity and design and selling to global customers to whom this is important

40-50 companies worldwide cover a significant share of our target markets and we currently serve half of them

Slide 5

Key Markets

Hi
Growth
Rate
Integrated
Producers
Lo
Specialty
Converters
Technology/Multimedia
Pharma/Healthcare
Beverages
Wet Food
Confectionery
Auto
Specialty
Chemicals
Fine Spirits
Dry Food
Tobacco
Soap and Detergent
Lo
Degree of Sophistication/Differentiation
Hi

5

Our primary target markets are...

Why? Because these sectors offer faster growth (5%+ per year vs. 1-3% for commodity markets) and/or greater opportunity for differentiation and, therefore, margin enhancement. Our customers require sophisticated design and added value services

Our target markets have the highest rates of growth and the lowest cost of packaging relative to the retail price of the product

We like to be in the low percent of that equation because the potential for price "squeeze" from our customers is minimal

Our target markets aren't the biggest; they don't translate to a lot of tons...Volume and low price is not the key to success in our targeted markets

Slide 6

Valu-added Defensive Markets

Sales by Sector

Specialty Chemical 5%
Land 2%
Other 4%
Pharma-Healthcare 28%
Food & Household 20%
Cosmetics 5%
Multimedia-Technology 3%
Confectionery 10%
Tobacco 14%
Spirits 9%

Sales by Geography

Belgium 5%
Other 6%
Ireland 6%
United Kingdom 59%
Germany 9%
United States 6%
France 9%

2001 Revenues $790 M

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Slide 7	Now a little about our 3 business segments starting with--.

Paperboard Packaging

ALL GOLD
12
Strepsils
NUROFEN
COLD & FLU
Melolin
GRANT'S
RARE

Chesapeake

Slide 8

Paperboard Packaging

Chesapeake

- European market leader
- Products: folding cartons, leaflets, labels, rigid set-up boxes, vacuum-formed packaging, transparent packaging
- Primary markets:
  - **Pharmaceuticals & Healthcare**
  - **Premium Branded Products: fine spirits, premium confectionery, cosmetics, fragrances**
  - **Tobacco Products**
  - **Food and Household**
  - **Multimedia and Technology**
- Sophisticated design and manufacturing facilities

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With 2001 revenues of $670 million, we are a European market leader and Europe's leading pharma and healthcare packaging supplier

Our paperboard packaging segment primarily produces folding cartons, labels and leaflets

Slide 9	We have a significant manufacturing system throughout Europe 43 plants in 7 countries This enables us to offer our customers better service in terms of delivery time and order size

Market Presence

- Broad geographic manufacturing network
  - –**43 plants in 7 countries**
- Strategically located supply base with preferred supplier positions
- Pan-European services in many end-markets
  - –**Reduced delivery times**
  - –**Flexibility in order size and geography**

Europe

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Slide 10	Largest in terms of revenues Not tons-that is the essence of the strategy higher $ higher margin target segments Now lets look at our competitors...

Leader in European Paperboard Packaging

Chesapeake
525
Mayr Melnhof
390
Akerlund & Rausing
335
Van Genechten
290
MY Holdings
275
Amcor
235
Mead
180
Algroup
165
Riverwood
115
Westvaco
115
0
75
150
225
300
375
450
525

$000s / Ton
3.1
1.3
1.3
1.4
1.9
3.1
2.5
2.9
1.4
1.7

2000 Sales value of carton production - $m

Source: Company estimates

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Slide 11

Paperboard Packaging Competitors

Company	Target Market
Copapharm*	Pharma – Healthcare
Pharmapact*	Pharma – Healthcare
MY Holdings	Premium Branded – Confectionery
Amcor Rentsch	Tobacco
Algroup	Tobacco
Socatrem	Premium Branded – Spirits
Mayr Melnhof	Food & Household

* Alliance

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In pharmaceuticals, our key competitors are Alliances --groups of individual companies that have joined together---However, there is a reluctance to share information (both technical and managerial) with fellow partners -- so, in many ways they remain competitors. Also the status of these Alliances can (and do) change -- several key partners are known to be available for acquisition which can affect the Alliances stability

In tobacco, Algroup and Rentsch are larger than us in market share and serve others such as RJR and Phillip Morris. However, we enjoy strong and established relationships with our customers

Socatrem is now in receivership and it is unknown whether they will survive

MY Holdings is a competitor in pharma and confectionery, but holds a weaker position in both sectors

Slide 12	Now let's talk about our target markets
Slide 13

Sector Focus - Pharmaceuticals

28%

- Aging population
- Ongoing shift from bottle to blister pack
- Prescribed to Over-the-Counter (OTC brand positioning)
- European legislation driving information growth

Growth / Added Value Opportunities

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Our largest target market is pharma / healthcare

Global pharma shipments are projected to grow from 6-8%.

Healthcare cost reduction efforts favor increased use of self-diagnosis and self-medication versus expensive hospital stays.

In Europe, the "patient pack" initiative will ensure above average sales growth for folding cartons for the next 10 years.

Legislation in the U.S. and Europe requires pharma packaging to include more detailed information of dosages, ingredients and side effects-generating growing demand for label and leaflet combinations.

Slide 14

Sector Focus - Pharmaceuticals

28%

- Text integrity (information "package")
- Rigorous process control / segregation / certification
- Broader geographic coverage / integrated supply network
- Customers include: Pharmacia & Upjohn, GlaxoSmithkline, Boots, American Home Products, Becton Dickinson, Merck, 3M, Schering-Plough and AstraZeneca

Barriers to Entry

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Text integrity and rigorous process controls are of paramount concern for our customers

Our operations conform to ISO 9001/2 standards and the "Pharmaceutical Supplier Code of Practice"

In a recent independent survey of pharma/healthcare companies, 91% of the companies surveyed would prefer to purchase from a single supplier

The reasons: - simplified communication - access to breadth of technology - reduced transactions - faster turnaround

We are "preferred suppliers" and have evergreen contracts with many of the above customers

Slide 15

Chesapeake

Pharmaceuticals – Text Integrity

28%

ADVAIR
250/50
1-800-879-9505
ADVAIR
250/50

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Slide 16

Sector Focus - Premium Branded

- Brand positioning / differentiation in more discerning global markets
- Consistent image / anti-counterfeiting
- Exceptional print / finishing techniques
- Large scale international launches / re-launches / range-extension
- Customers include: Diageo, Dewar, Pernod Ricard, William Grant, Nestlé, Cadbury's, Mars, Lindt and Thorntons

Growth / Added Value Opportunities

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Our second target market is premium branded goods--which encompasses fine spirits and confectionery

People around the world have more disposable income than ever before-and more consumers are able to buy these products

In "image-oriented" markets, a large part of a products brand image is communicated through the package

The details and quality of packaging for these high-end products allows us to differentiate our products and add "value" to the customer's products

We provide a full range of products including: cartons, composite tubes, wet applied labels and rigid boxes

Slide 17

Product Positioning – Fine Spirits

9%

BAILEYS
PIMM'S
GOLD LABEL
OBAN
CAOL ILA
Swing
Red Label
BLACK LABEL

TAITTINGER
MERCIER
CHANDON
Grand Marnier

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Slide 18

Chesapeake

Range Extension – Confectionery

Celebrations

10%

ALL GOLD
MILK
ALL GOLD
DARK

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Slide 19

Sector Focus - Tobacco

14%

- Long term relationships
- Shift from soft to hard pack
- Advertising restriction leads to point of sale differentiation
- Promotional launches in Eastern Europe / Africa / Far East
- Global print supplier rationalisation
- Customers include BAT, Gallaher and Altadis

Growth / Added Value Opportunities

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Another significant market for us is tobacco packaging--

We are one of Europe's largest suppliers of tobacco packaging, a position continuously enhanced through investment in the most advanced international manufacturing infrastructure

Our in line gravure printing capabilities are among the best in the market

Our customers primarily sell to export markets such as the Far East, Latin America and Eastern Europe

In the export markets there is a shift from soft pack to hard pack; most notably in premium brand tobaccos

Slide 20

Service Extension/Product Positioning

Chesapeake

SILK CUT
SILK CUT
SILK CUT
BENSON & HEDGES
INTERNATIONAL
BENSON & HEDGES
Special Filter
555
555
555
INTERNATIONAL

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Slide 21

Sector Focus - Multimedia and Technology

3%

- Worldwide market for computer and wireless equipment “kitting” and packaged software projected to grow 7 - 10%
- Brand awareness & retail presence more important
- Need for innovative product protection
- Demand for global sourcing

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Likewise the multimedia and technology markets are expected to grow at even faster rates

These customers want innovative packaging and displays as brand awareness and retail presence become more important to their success.

And they require just as much, if not more, specialization of packaging to help protect the product and sell the product on the shelf

The proliferation of new products and new formats, as well as demand for existing products are generating rapid growth

Sector growth rate is from 7-10% per annum

Slide 22	While we are just getting started in penetrating this market-..our current list already includes a few industry leaders This business is primarily run out of our Lexington, North Carolina location

Multimedia-Technology

The Linux Standard
Etherlet PCI Adapter
IBM
Verbatim
DataLife
2HD

- Epson
- IBM
- Iomega
- Lexmark
- Verbatim

LEXMARK
LEXMARK
3200
Color Jetprinter
GETTING STARTED
PRISE EN MAIN
BUSINESS REPLY MAIL
LEXMARK
3200 Color Jetprinter

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Slide 23	Our next business segment is -

Plastic Packaging

Yoplait
everybody
15
RASPBERRY & PASSION FRUIT
PROBIOTIC YOGURT DRINK
New
17 NOV.
ORANGE
PROBIOTIC YOGURT DRINK
New
Insecticide
Lannate 20 L
MARLINE
QUELYD

Chesapeake

Slide 24

Plastic Packaging

- Leadership position in niche markets
  - **Fluorinated HDPE barrier containers for invasive fluids**
  - **PET soft drink containers in South Africa**
  - **HDPE milk bottles in Ireland**
- Sector focus
  - **Agrochemicals**
  - **Beverage**
  - **Extension of service to pharma / healthcare**
- Strong technical support including University research

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Our plastic packaging segment serves the specialty chemical, beverages and pharmaceutical sectors

We are a niche market leader in: - barrier containers for invasive fluids - PET soft drink containers in South Africa - and HDPE milk bottles in Ireland

The division operates from 7 facilities located in UK, Ireland, France, South Africa and China, with over 600 employees

This segment had 2001revenues of approximately $100 million

Slide 25	As we said earlier, we have dominant positions in niche markets. This means that, with the exception of the UK soft drinks sector, we have few major direct global competitors

Plastic Packaging Competitors

Company	Target Market
Schmalbach Lubeca	Soft Drinks
Crown Cork & Seal	Soft Drinks
Nampak	Soft Drinks & Specialty Chemicals
Graham Packaging	Specialty Chemicals
RPC	Specialty Chemicals
Grief/Van Leer	Specialty Chemicals
Algroup Wheaton	Specialty Chemicals
M&H Plastics	Pharmaceutical
Jaycare	Pharmaceutical

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Slide 26	Our third business segment and only remaining legacy assets are...
Slide 27

Valuable Land Assets

- Chesapeake's land portfolio consists of approximately 20,000 acres
- Well-situated in Eastern Virginia
  - **Washington, D.C. to Richmond to Williamsburg to Norfolk, VA**
- Sold to developers and individual buyers for commercial and residential use
- Strategy
  - **Maximize the value of remaining land**
  - **Sell over a 2-3 year time horizon**
  - **$10-$15 million cash flow per year**
- Estimated market value of $25 – $50 million

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Slide 28
Slide 29

Pro Forma Historical Financial Data

Continuing Operations

(Dollars in Millions)

	FY ENDED			
	1998	1999	2000	2001
Sales	$ 770	$ 809	$ 801	$ 790
% Growth Constant Currency	-	7.6%	9.0%	3.3%
EBITDA*	$ 105	$ 123	$ 131	$ 121
% Margin	13.7%	15.2%	16.4%	15.3%
EBIT*	$ 44	$ 55	$ 68	$ 61
% Margin	5.8%	6.8%	8.5%	7.7%

*Before nonrecurring items

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Slide 30

Pro Forma Historical Segment Results

Continuing Operations

(Dollars in Millions)

	2000	2001
Sales		
Paperboard Packaging	$ 678	$ 671
Plastic Packaging	102	98
Land Development	21	21
Total	$ 801	$ 790
EBITDA*		
Paperboard Packaging	$ 113	$ 111
Plastic Packaging	18	13
Land Development	16	15
Corporate	(16)	(18)
Total	$ 131	$ 121
EBITDA Margin*		
Paperboard Packaging	16.7%	16.5%
Plastic Packaging	18.1%	13.2%
Total	16.4%	15.3%

*Before nonrecurring items

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Slide 31

Capital Structure

($ millions)

	12/31/00	12/31/01
Net Debt	651	470
Deferred Taxes	226	34
Shareholders' Equity	349	431
Total Capital	1,226	935
Net Debt/Capital	53%	50 %

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Slide 32

Financial Outlook 2002
Continuing Operations

Revenues	$780 – 820 million
Depreciation	$45 - 50 million
Capex	$55 – 65 million
EBITDA	$125-135 million
Net Income	$1.60 - 1.80/share

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Slide 33

Management Priorities

- Operational excellence
- Realize synergies and cost reduction opportunities by optimized manufacturing network in Europe
- Continue to reduce overhead
- Selective acquisitions in target markets

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This year our top priority is operational excellence,

strengthening our balance sheet, and reducing overhead

Next year and beyond, our priorities include a North

American folding carton platform and increased

penetration in technology and multimedia

However, we intend to apply discipline to our valuation

of prospective acquisitions -- and only pursue reasonably

priced acquisitions that will add value for our

shareholders

Slide 34